UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 9, 2004

                                PPT VISION, INC.
                                ----------------
             (Exact name of Registrant as specified in its charter)

          Minnesota                     0-11518                  41-1413345
          ---------                     -------                  ----------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

12988 Valley View Road
Eden Prairie, Minnesota                            55344
-----------------------------                      -----
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (952) 996-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Items 1, 3-8 are not applicable and therefore omitted.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      Pursuant to Item 2.02 of Form 8-K, Disclosure of Results of Operations and Financial Condition, PPT Vision, Inc. hereby furnishes a press release, issued on December 9, 2004 disclosing material non-public information regarding its results of operations for the quarter ended October 31, 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as Exhibits to this Report:

Exhibit No.       Description of Exhibit
-----------       ----------------------
99.1              Press release issued December 9, 2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PPT VISION, INC.

                                            By  /s/ Timothy C. Clayton
                                                ------------------------------
                                                Timothy C. Clayton
                                                Chief Financial Officer

Dated: December 9, 2004